EXHIBIT 10.8(B)


                            PFI STOCK GRANT AGREEMENT


1. Pursuant to the 1997 Stock Incentive Plan, Pharmaceutical Formulations, Inc. ("PFI") has granted to ________ (the "Recipient") _____ shares of common stock, par value $.08 per share, of PFI (the "Shares") subject to the Recipient and PFI entering in to this agreement. No conditions, including any (i) holding period requirement, (ii) length of service requirement or (iii) surrender or sale requirement upon leaving the employ or retainer of the Company, have been imposed upon this grant.


2.       The Recipient acknowledges as follows:

             (a) he has received a copy of the document captioned
                 "INFORMATION FOR PARTICIPANTS IN THE 1997 STOCK INCENTIVE PLAN OF PHARMACEUTICAL FORMULATIONS, INC." dated March 10, 2000 (the "Plan Description") and has read the Plan Description, including the provisions regarding federal income tax consequences of the grant;

             (b)  he understands that he has the right to decline the grant; and

             (c) he has provided consideration to PFI in the form of cash or previously uncompensated services previously rendered with a value equal to the par value of the Shares.

          IN WITNESS WHEREOF, the undersigned have signed this agreement as of ______, _____.

                                   PHARMACEUTICAL FORMULATIONS, INC.


                                   By:
                                       ---------------------------
                                       Name:
                                       Title:


                                   --------------------------------
                                    Name: